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FCX Conference Call
2nd Quarter 2020 Results

July 23, 2020

fcx.com

FCX LISTED NYSE

A member of ICMM International Council on Mining & Metals

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Cautionary Statement
Regarding Forward-Looking Statements

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This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, timing or expectations relating to ore grades and milling rates; forecasts or expectations regarding business outlook, production and sales volumes; unit net cash costs; cash flows; capital expenditures; liquidity; operating costs; operating plans; cost savings; the consummation of the tender offers and the notes offering, including the use of proceeds therefrom; FCX's expectations regarding its share of PT Freeport Indonesia's (PT-FI) net (loss) income and future cash flows through 2022; PT-FI's development, financing, construction and completion of a new smelter in Indonesia; improvements in operating procedures and technology; exploration efforts and results; development and production activities, rates and costs; tax rates; export quotas and duties; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; reserve estimates; execution of the settlement agreement associated with the Louisiana coastal erosion cases; and future dividend payments, share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "could," "to be," "potential," "assumptions," "guidance," "future" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of the Board of Directors (Board) and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. In accordance with the June 2020 amendment to the revolving credit facility, FCX is currently restricted from declaring or paying common stock dividends.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, FCX's ability to consummate the tender offers and the notes offering; corporate developments that could preclude, impair or delay the notes offering due to restrictions under the federal securities laws; changes in the credit ratings of FCX; changes in FCX's cash requirements, financial position, financing plans or investment plans; changes in general market, economic, tax, regulatory or industry conditions; the duration and scope of and uncertainties associated with the COVID-19 pandemic, and the impact thereof on commodity prices, FCX's business and the global economy, which are evolving and beyond FCX's control, and any related actions taken by governments and businesses; FCX's ability to contain and mitigate the risk of spread or major outbreak of COVID-19 at its operating sites, including at PT-FI's remote operating site in Papua; supply of and demand for, and prices of, copper, gold and molybdenum; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations; production rates; timing of shipments; results of feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; the potential effects of violence in Indonesia generally and in the province of Papua; the Indonesian government's extension of PT-FI's export license after March 15, 2021; risks associated with underground mining; satisfaction of requirements in accordance with PT-FI's special mining license (IUPK) to extend mining rights from 2031 through 2041; the Indonesian government's approval of a deferred schedule for completion of the new smelter in Indonesia; expected results from improvements in operating procedures and technology, including innovation initiatives; industry risks; regulatory changes; political and social risks; labor relations; weather-and climate-related risks; environmental risks; litigation results; cybersecurity incidents; changes in general market, economic and industry conditions; financial condition of FCX's customers, suppliers, vendors, partners and affiliates, particularly during weak economic conditions and extended periods of low commodity prices; reductions in liquidity and access to capital; and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2019, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, each filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC.

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding potential resources not included in proven and probable mineral reserves. Our estimates of potential resources are based on geologically reasonable interpolation and extrapolation of more limited information than is used for mineralized material (measured and indicated) and requires higher copper prices. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated potential resources not included in reserves will become proven and probable reserves.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and molybdenum, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, reconciliations of unit net cash costs per pound of copper and molybdenum to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 2Q20 press release, which is available on FCX's website, "fcx.com." Net debt equals consolidated debt less consolidated cash. A reconciliation of adjusted EBITDA to amounts reported in FCX's consolidated financial statements is included on slide 38.

Meeting the Challenge - 2Q 2020 Highlights

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- **Prioritizing health and safety**
- **Strong execution of April 2020 revised operating plans**
  - Copper & gold sales 10-12% above target
  - Costs and capital below estimates
- **Underground ramp-up at Grasberg advancing on schedule**
  - 46% increase in ore production rates from 1Q20
  - Consistently meeting expectations
- **Safely restoring operations at Cerro Verde**
- **Lone Star project substantially complete**
- **Strengthened balance sheet flexibility**

Key Stats	Actual	April Estimate
Copper Sales *(mm lbs)*	759	690
Gold Sales *(k ozs)*	184	165
Unit Net Cash Costs *($/lb)*	$1.47	$1.63
Capital Expenditures *($ mm)*	$527	$620



Grasberg Underground

See Cautionary Statement.

Supporting Communities Where We Operate

Providing Monetary and In-kind Contributions of Medical Supplies and Food

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FCX has been using the strength of its global supply chain to acquire, purchase, donate and deliver much needed medical supplies and more to COVID-19 relief efforts as part of its commitment to its local communities.

Ventilators and a fully-equipped ambulance were donated in Calama, Chile and a portable oxygen plant and cylinders were provided to the community of Arequipa, Peru. In Indonesia, PT-FI is providing regional testing and has made multiple food donations to remote Papuan communities.















2019 Annual Reports on Sustainability & Climate

"Building on Strength"

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2019 Annual Report on Sustainability


BUILDING
2019 ON
STRENGTH

- 19th consecutive year FCX has published a comprehensive report on sustainability
- Summarizes FCX's long-standing commitment to manage responsibly its Environmental, Social & Governance (ESG) performance

2019 Climate Report


BUILDING
2019 ON
STRENGTH
Climate Report

- Inaugural Climate Report published in June 2020
- Details FCX's historical performance and its ongoing initiatives to mitigate climate-related risks in the business

Copper Gaining Momentum

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Market Commentary

- **Chinese economy recovering**
- **Global fiscal & monetary stimulus adding support**
- **Supply constraints in focus**
  - Mine supply
  - Scrap scarcity
- **Declining stocks**
  - Market well positioned as economies recover
- **Higher price required to incentivize >5Mt/a mine supply gap by 2030(1)**

(1) Wood Mackenzie estimate, 2Q 2020 Long-term Outlook



metric tons
$/lb
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
3.30
3.10
2.90
2.70
2.50
2.30
2.10
1.90
Copper Price
Global Copper Exchange Inventories*
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18
Jan-19
Jul-19
Jan-20
Jul-20

* Includes LME, COMEX and Shanghai exchanges
Source: Bloomberg as of 7/22/20

Copper – “Metal for the Future”

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- **Essential metal in a digital world**
- **Critical to the technologies necessary to deliver clean energy and support the global transition to a low-carbon economy**
  - By 2030, copper could reduce global carbon emissions by 16%*
- **Identified products that will require additional copper include:**
  - High-efficiency motors
  - Electric vehicles
  - Associated charging station infrastructure
  - Wind and solar renewable energy generation facilities
- **Copper will also play an increasingly important role in reducing the spread of infectious diseases including coronavirus**



By supplying responsibly produced copper, FCX is proud to be a positive contributor to the world well beyond our own operational boundaries.

Copper Utilization Key to Global Decarbonization

Up to **4x** more copper vs. internal combustion engines*

4-5x more copper vs. fossil fuel power generation*

*International Copper Association

Cerro Verde Update

- Safely & effectively restoring production under strict COVID-19 restrictions
- In June, averaged 316,800 mt/d (~80% of 2019 avg)
- Expect rates to improve to ~350,000 mt/d in 2H20e
- Growing to 400,000 mt/d over time


Average Mill Rate
(000's mt/d)
397
164
317
350
4Q19
Apr-20
Jun-20
2H20e

e = estimate. See Cautionary Statement.


Cerro Verde

Grasberg Underground Ramp-up Accelerating

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PT FREEPORT INDONESIA
ELLOCO-09


2021e-2023e Annual Average
1.55 bn lbs Cu & 1.6 mm ozs Au
Quarterly Production Annualized as % of Targeted Average 2021e-2023e
100%
75%
50%
25%
0%
2Q19
4Q19
2Q20
4Q20e
2Q21e
4Q21e
2022e

Cumulative Drawbells*	103	166	261	361	447	529	667

Note: Includes production from Grasberg Block Cave, Deep MLZ (DMLZ), DOZ and Big Gossan
** Opened as of the end of the period; total for GBC and DMLZ combined*

e = estimate. See Cautionary Statement.

Indonesian Smelter Update

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Experiencing delays associated with COVID-19


PT FREEPORT INDONESIA
Gresik

- Gresik area was declared a “Red Zone”
- International contractor dislocation
- PT-FI in discussions with Indonesian government on deferred schedule for the project as well as other alternatives in light of COVID-19 and global economic conditions

See Cautionary Statement.

Lone Star Leach Project in Arizona

Substantially Complete

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Building value in new U.S. cornerstone asset

- **Low-risk development in established mining district**
  - Located 8 miles north of Safford
  - 18 miles southwest of Morenci
- **Wholly-owned**
- **~$825 mm project; on schedule/under budget**

- **Commissioning in progress; substantially complete**
- **On track to commence production in 2H20**
  - Estimated production: 200 mm lbs/annum
- **Large potential resource: 50+ bn lbs copper***
  - Can be developed over time
  - No mandated deadlines

** Potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the potential resources will become proven and probable reserves. See Cautionary Statement.*


July 2020


Leach Pad

Optimization Through Innovation

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Continuing to advance with internal resources

- **Unlocking bottlenecks**
- **Digital twin for processing**
  - Real time data driven decisions
- **Enhanced mine fragmentation tools**
  - Digital tool development
- **Culture**
  - Value orientation
  - Target best performance every day
- **Opportunities to add incremental production with low capital intensity**

See Cautionary Statement.

Processing/Concentrating


Throughput &
Recovery
Optimization
Intelligence
(TROI)

Agile Way of Working


Analytics
Data
People

Expanding Margins & Cash Flow

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Rising Copper & Gold Sales & Declining Unit Costs


3.15
0.8
Cu
bn
lbs
Au
mm
ozs
3.8
21%
1.4
75%
2020e
2021e
$1.53
$/lb
< $1.20
>22%
2020e
2021e

Annual EBITDA Estimates (1)

($ in billions)


$3.4
~$2.70/lb
Cu(2)
~$6
~$7
$2.75/lb Cu
$3.00/lb Cu
2020e
2021e/2022e AVG

Gold Revenues ~$2.7 bn per annum at $1,800/oz Gold

Each $100/oz change = $140 mm

Assuming $1,800/oz Gold and $7/lb Molybdenum

(1) Based on July 2020 sales estimates. Cases exclude margins from currently idled production which may resume under these price scenarios.
(2) Based on 1H20 actual and $2.85/lb of copper in 2H20e.
Note: Consolidated copper sales include 590 mm lbs in 2020e and 735 mm lbs in 2021e for noncontrolling interest; excludes purchased copper. EBITDA equals operating income plus depreciation, depletion and amortization.
e = estimate. See Cautionary Statement.

The Freeport Edge

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Global Industry Leader

One of the world's largest publicly traded copper producers; **Seasoned and value-driven** global team



Trusted Operator

Strong track record and franchise in 4 jurisdictions; Synergistic operation of all assets



World-Class Developer

Industry leading track record for **major project execution** in complex jurisdictions



Block Cave Leader

Industry leading technical capabilities; Decades of **block caving experience**



Responsible Producer

Long-standing commitment to communities, customers and host nations



Attractive portfolio difficult to replicate

Strong, Resilient & Meeting The Challenge!

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TEAM
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Financial Review & Outlook

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Annual Sales Profile
July 2020 Estimate

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Copper Sales(1) *(billion lbs)*


5
4
3
2
1
0
3.15
3.8
4.1
2020e
2021e
2022e

(1) Consolidated copper sales include 590 mm lbs in 2020e, 735 mm lbs in 2021e and 825 mm lbs in 2022e for noncontrolling interest; excludes purchased copper.
(2) Consolidated gold sales include 153k ozs in 2020e, 260k ozs in 2021e and 300k ozs in 2022e for noncontrolling interest.
e = estimate. See Cautionary Statement.

Gold Sales(2) *(million ozs)*


2
1
0
0.8
1.4
1.6
2020e
2021e
2022e

Molybdenum Sales *(million lbs)*


100
75
50
25
0
77
80
80
2020e
2021e
2022e



2020e Quarterly Sales

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Copper Sales(1) *(millions lbs)*



1,000
750
500
250
0
729
759
790
875
1Q20
2Q20
3Q20e
4Q20e

Note: Consolidated copper sales include approximately 140 mm lbs in 1Q20, 135 mm lbs in 2Q20, 140 mm lbs in 3Q20e and 175 mm lbs in 4Q20e for noncontrolling interests; excludes purchased copper.

Gold Sales *(thousand ozs)*



300
200
100
0
144
184
220
280
1Q20
2Q20
3Q20e
4Q20e

Note: Consolidated gold sales include approximately 26k ozs in 1Q20, 34k ozs in 2Q20, 41k ozs in 3Q20e and 52k ozs in 4Q20e for noncontrolling interests.

Molybdenum Sales *(million lbs)*



25
20
15
10
5
0
21
18
18
20
1Q20
2Q20
3Q20e
4Q20e

e = estimate. See Cautionary Statement.

Consolidated Unit Net Cash Costs Estimates
After By-Product Credits

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$1.90
$1.47
$1.44
$1.36
1Q20 (1)
2Q20 (1)
3Q20e (2)
4Q20e (2)

Annual Unit Net Cash Cost Estimates [(2)]
(after by-product credits)

2020e	$1.53/lb
2021e	<$1.20/lb



(1) Excludes COVID-19 related costs.
(2) Estimates assume average prices of $1,800/oz for gold and $7/lb for molybdenum for 2H20e and 2021e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to FCX's press release on fcx.com.
e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices (1)

Cash Flows Expected to Grow Following 2020 Transition Year

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($ in bns except copper, gold and molybdenum prices)

EBITDA | ($1,800/oz gold, $7/lb molybdenum)



$8
$6
$4
$2
$0
Average
'21e/'22e
Cu $2.75/lb
Cu $3.00/lb
Cu $3.25/lb

Operating cash flow | Excludes working capital changes ($1,800/oz gold, $7/lb molybdenum)



$6
$4
$2
$0
Average
'21e/'22e
Cu $2.75/lb
Cu $3.00/lb
Cu $3.25/lb

Sensitivities Average '21e/'22e

(US$ in mms)

EBITDA

Copper	+/-$0.10/lb	$375
Molybdenum	+/-$1.00/lb	$45
Gold	+/-$50/oz	$70
Currencies (2)	+/-10%	$185
Diesel	+/-10%	$30

Operating Cash Flow

Copper	+/-$0.10/lb	$285
Molybdenum	+/-$1.00/lb	$40
Gold	+/-$50/oz	$40
Currencies (2)	+/-10%	$135
Diesel	+/-10%	$25

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement.

(1) Cases exclude margins from currently idled production which may resume in a higher price environment.

(2) U.S. Dollar Exchange Rates: 769 Chilean peso, 14,100 Indonesian rupiah, $0.70 Australian dollar, $1.13 Euro, 3.40 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

Consolidated Capital Expenditures

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($ in bns)
Net of Scheduled Contributions
$2.0
$1.9(1)
Major Projects
$1.3(2)
Other
$0.7
2020e
$2.2
$2.0(1)
$1.4(2)
$0.8
2021e
$2.0
$1.8(1)
$1.0(2)
$1.0
2022e



(1) Net of scheduled contributions from PT Inalum for expansion capital spending that will be reflected in financing on the cash flow statement.
(2) Major projects include CAPEX associated with Grasberg underground development and supporting mill and power capital costs ($1.0 bn in 2020e, $1.3 bn in 2021e, and $0.9 bn in 2022e) and Lone Star ($0.2 bn in 2020e).
NOTE: Amounts include capitalized interest; forecasted amounts exclude capital spending for the new Indonesia smelter project.
e= estimate. See Cautionary Statement.

Strong Financial Position & Liquidity

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(US$ bns)

Net Debt*


$8.4
$5.3
6/30/2020
2.5x 2020e EBITDA**
1.4x 2021e EBITDA**
YE 2021e
< 1.0x 2021e EBITDA**

Liquidity Position as of 6/30/20

Consolidated Cash	$1.5
Undrawn Credit Facility	$3.5
Total Liquidity	**$5.0**

- In July 2020, FCX priced a debt offering and commenced tender offers to improve financial flexibility through extending maturities at attractive rates
  - Priced $1.5 bn in new 8-yr & 10-yr Sr Notes
  - $4 bn in refinancings since August 2019

Sr Note Profile

	6/30/20 Pro forma	6/30/19
Avg duration *(yrs)*	10.8	9.0
Weighted avg cost	4.8%	4.7%



** Net debt equals consolidated debt less consolidated cash. YE 2021e assumes excess cash flow remains on balance sheet.*
*** Based on $2.85/lb copper, $1,800/oz gold and $7/lb moly for 2H20e and 2021e. e = estimate. See Cautionary Statement.*

Financial Policy

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- Near-term focus prioritizes liquidity and balance sheet strength while preserving large long-lived mineral resources
- In March 2020, announced suspension of common stock dividend in response to global pandemic and uncertain business environment
- Successful execution of revised operating plans expected to provide increased cash flows and enhanced financial flexibility in 2021 and beyond
- Board to review future dividends on an ongoing basis

PRIORITIES


Organic Growth
Balance Sheet Strength
Cash Returns to Shareholders

NOTE: The declaration and payment of future dividends is at the discretion of the Board and will depend on FCX's financial results, cash requirements, global economic conditions and other factors deemed relevant by the Board. See Cautionary Statement.

World's Premier Publicly Traded Copper Producer

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Portfolio of High Quality Copper / Gold Assets
Difficult to Replicate

Strong Track Record
and Commitment to Communities / Environmental Responsibility

Technically Proficient
Proven Capabilities

Experienced Management Team

Industry Leader
with Size, Scale and Durability

Copper Supported by Positive Long-Term Fundamentals

Growing Production
and **Cash Flow** Profile

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Reference Slides

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Financial Highlights

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Sales Data	2Q20	1H20
Copper		
Consolidated Volumes *(mm lbs)*	759	1,488
Average Realization *(per lb)*	$2.55	$2.53
Site Production & Delivery Costs *(per lb)*	$1.82 (1)	$2.00
Unit Net Cash Costs *(per lb)*	$1.47	$1.68
Gold		
Consolidated Volumes *(000's ozs)*	184	328
Average Realization *(per oz)*	$1,749	$1,709
Molybdenum		
Consolidated Volumes *(mm lbs)*	18	39
Average Realization *(per lb)*	$10.53	$10.84

Financial Results (in billions, except per share amounts)	2Q20	1H20
Revenues	$3.1	$5.9
Net Income (Loss) Attributable to Common Stock	$0.1	$(0.4)
Diluted Net Income (Loss) Per Share	$0.03	$(0.30)
Operating Cash Flows (2)	$0.5	$0.5
Capital Expenditures	$0.5	$1.1
Total Debt	$9.9	$9.9
Consolidated Cash	$1.5	$1.5

(1) *Excludes charges for COVID-19 related costs*

(2) *Includes working capital sources of less than $0.1 bn for 2Q20 and $0.3 bn for 2Q19.*

2Q20 Mining Operating Summary

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Sales From Mines for 2Q20 & 2Q19 *by Region*


North America
South America (2)
Indonesia (3)
368
369
18(1)
24(1)
Cu
mm lbs
Mo
mm lbs
219
287
172
151
180
185
Au
000 ozs
2Q20
2Q19
2Q20
2Q19
2Q20
2Q19
2Q20
2Q19
2Q20
2Q19

2Q20 Unit Production Costs *(per lb of Cu)*

	North America	South America	Indonesia	Consolidated
Cash Unit Costs				
Site Production & Delivery, excluding adjustments	$1.85(4)	$1.64(4)	$2.00(4)	$1.82
By-product Credits	(0.17)	(0.11)	(1.95)	(0.56)
Treatment Charges	0.10	0.15	0.27	0.15
Royalties & Export Duties	-	0.00	0.24	0.06
Unit Net Cash Costs	**$1.78**	**$1.68**	**$0.56**	**$1.47**

(1) Includes 4 mm lbs in 2Q20 and 7 mm lbs in 2Q19 from South America.
(2) Silver sales totaled 0.6 mm ozs in 2Q20 and 1.2 mm in 2Q19.
(3) Silver sales totaled 0.8 mm ozs in 2Q20 and 0.5 mm ozs in 2Q19.
(4) Excludes charges for COVID-19 related costs totaling 6¢/lb of cu in NA (primarily associated with idle facility and contract cancellation costs and employee separation costs associated with the April 2020 revised operating plans), 30¢/lb of cu in SA (primarily associated with idle facility costs at Cerro Verde as a result of COVID-19 restrictions imposed by the Peruvian government, and contract cancellation and employee separation costs associated with the April 2020 revised operating plans) and 3¢/lb of cu in Indonesia.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 2Q20 press release, which is available on FCX's website.

2020e Outlook

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Sales Outlook	▪ Copper: 3.15 billion lbs ▪ Gold: 0.8 million ozs ▪ Molybdenum: 77 million lbs
Unit Cost of Copper	▪ Site production & delivery 2020e: $1.88/lb (3Q20e: $1.83/lb) ▪ After by-product credits 2020e[(1)]: $1.53/lb (3Q20e: $1.44/lb)
Operating Cash Flows [(2)]	▪ ~$2.6 billion @ $2.85/lb copper for 2H20e ▪ Each 10¢/lb change in copper in 2H20e = $165 million
Capital Expenditures	▪ $2.0 billion (consolidated, prior to scheduled contribution to replicate JV economics) [(3)] • $1.3 billion for major projects • $0.7 billion for other mining • A large portion relates to projects that are expected to add significant production and cash flow in future periods

(1) Assumes average prices of $1,800/oz gold and $7/lb molybdenum in 2H20e.
(2) Assumes average prices of $1,800/oz gold and $7/lb molybdenum in 2H20e; each $100/oz change in gold would have an approximate $50 mm impact and each $2/lb change in molybdenum would have an approximate $35 mm impact.
(3) PT Inalum scheduled contributions in 2020e approximate $0.1 bn; excludes capital expenditures for new smelter in Indonesia.
e = estimate. See Cautionary Statement.

Sensitivities

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(US$ in mms, except copper, gold and molybdenum prices)

2020e Change (2H20e)		EBITDA
Copper	+/- $0.10/lb	$190
Molybdenum	+/- $1.00/lb	$20
Gold	+/- $50/ounce	$30
Currencies(1)	+/- 10%	$90
Diesel	+/- 10%	$15

2021e-2022e Avg. Change		EBITDA	Operating Cash Flow
Copper	+/- $0.10/lb	$375	$285
Molybdenum	+/- $1.00/lb	$45	$40
Gold	+/- $50/ounce	$70	$40
Currencies(1)	+/- 10%	$185	$135
Diesel	+/- 10%	$30	$25

(1) U.S. Dollar Exchange Rates: 769 Chilean peso, 14,100 Indonesian rupiah, $0.70 Australian dollar, $1.13 Euro, 3.40 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes.
e = estimate. See Cautionary Statement.

2020e Operational Data

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2020e Sales *by Region*



North America
South America
Indonesia
1,430
Cu
mm lbs
77 (1)
Mo
mm lbs
950
770
0.8 (2)
Au
mm ozs



2020e Unit Net Cash Costs [3] *(per lb of Cu)*	North America	South America	Indonesia	Consolidated
Site Production & Delivery [4]	$1.90	$1.89	$1.83	$1.88
By-product Credits	(0.19)	(0.13)	(1.87)	(0.59)
Treatment Charges	0.10	0.15	0.26	0.16
Royalties & Export Duties	-	0.01	0.32	0.08
Unit Net Cash Costs	**$1.81**	**$1.92**	**$0.54**	**$1.53**

(1) Includes molybdenum produced in South America.
(2) Includes gold produced in North America.
(3) Estimates assume average prices of $1,800/oz for gold and $7/lb for molybdenum for 2H20e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
(4) Production costs include profit sharing in South America and severance taxes in North America; Excludes charges for COVID-19 related costs.
Note: e = estimate. See Cautionary Statement.

2020e Site Production Costs Breakdown

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North America
Acid
8%
Energy
13%
Materials
and
Supplies
38%
Labor
41%
South America
Other
7%
5%
23%
38%
27%
Indonesia
30%*
26%
14%
30%
Consolidated
10%
5%
16%
35%
34%

* Support costs, taxes/fees, social costs & other
e = estimate. See Cautionary Statement.



PT-FI Mine Plan

Metal Sales, 2020e - 2024e

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Copper 2020e – 2024e

Total: 7.1 billion lbs copper
Annual Average: 1.4 billion lbs

Gold 2020e – 2024e

Total: 7.3 million ozs gold
Annual Average: 1.5 million ozs



0.77
0.82
1.4
1.4
1.6
1.6
1.7
1.8
1.6
1.7
Cu
bn
lbs
Au
mm
ozs
2020e
Transition Year
2021e
2022e
2023e
2024e

Note: Amounts are projections. Timing of annual sales will depend on a number of factors, including mine sequencing, operational performance, timing of shipments, export quotas, and other factors. See Cautionary Statement. e = estimate
FCX's economic interest in PT-FI approximates 81% through 2022 and 48.76% thereafter.

World Class Block Cave Design

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Substantial Infrastructure in Place to Support Large-Scale Production

Grasberg Block Cave



Plan View
N
Future PB
PB3
PB2N
Current Cave
PB1N
PB2S
PB1S
3 Cave Fronts

Ramp-up Schedule
(000's t/d of Ore)



9
33
67
102
128
129
2019
2020e
2021e
2022e
2023e
2024e

5 Production Blocks,
3 Currently Active

- Continuation of Ore Mined in Open Pit (300 meters below)
- 960 mm t @ 0.97% Copper & 0.73 g/t Gold
- YE 2019 Reserves: 17 bn lbs Copper; 14 mm ozs Gold
- By 2023: 335,000 Sq Meter Footprint (over 80 acres)
- Life of Mine: 725,000 Sq Meter Footprint (180 acres)
- Fully Autonomous Underground Rail System
- Annual Production @ Avg. Reserve Grade(1)
  - 850 mm lbs Copper & 700,000 ozs Gold

DMLZ



Plan View
100 meters
N
Future PB
PB1S
Current Cave
PB2N
PB1N
2 Cave Fronts

Ramp-up Schedule (2)
(000's t/d of Ore)



10
30
62
73
72
77
2019
2020e
2021e
2022e
2023e
2024e

3 Production Blocks,
2 Currently Active

- Located Below DOZ Underground Block Cave Mine
- 1,500 meters below surface
- 429 mm t @ 0.92% Copper & 0.75 g/t Gold
- YE 2019 Reserves: 8 bn lbs Copper; 8 mm ozs Gold
- By 2022: 200,000 Sq Meter Footprint (~ 50 acres)
- Life of Mine: 450,000 Sq Meter Footprint (110 acres)
- Annual Production @ Avg. Reserve Grade(1)
  - 500 mm lbs Copper & 560,000 ozs Gold

Average Unit Net Cash Costs First 4 Years After Ramp-Up: ~$0.20/lb(3)

(1) Access to higher ore grades expected in early years of production.
(2) DMLZ ramp-up adjustments in April 2020 plan reflect one year deferral in SAG mill installation.
(3) After ramp-up for 2021e – 2024e; based on $3.00/lb copper and $1,400/oz gold.
e = estimate. See Cautionary Statement.

Project Update

Grasberg Transition on Track - Consistently Meeting Expectations

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Deep MLZ (DMLZ) & Grasberg Block Cave (GBC) averaged 54,800 t/d in 2Q20: 9% above April 2020 forecast and 46% above of 1Q20 rates



6th consecutive quarter ore extraction rates exceeded forecast

Drawbelling



DMLZ
Forecast
40
30
20
10
0
4
10
12
12
14
13
17
1Q
4Q
1Q
2Q
3Q
Qtr Avg
Qtr Avg
2019
2020
2020e
2021e



GBC
40
30
20
10
0
10
24
37
34
36
36
25
1Q
4Q*
1Q
2Q
3Q
Qtr Avg
Qtr Avg
2019
2020
2020e
2021e

Ore Extraction (000 t/d)



DMLZ
40
30
20
10
0
7
15
18
28
33
1Q19
4Q19
1Q20
2Q20
3Q20e

2020e Exit Rate: 45

Open drawbells provide scale – cumulative blasted



DMLZ
400
300
200
100
0
90
142
210
276
2019
2020e
2021e
2022e
Active Production Blocks
2
2
3
3



GBC
400
300
200
100
0
76
219
319
391
2019
2020e
2021e
2022e
3
3
4
5



GBC
40
30
20
10
0
5
11
19
27
37
1Q19
4Q19*
1Q20
2Q20
3Q20e

2020e Exit Rate: 50

** Includes planned 20-day outage for modification of ore flow system.*
e = estimate. See Cautionary Statement.

FCX Debt Maturities as of 6/30/20

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(US$ bns)

Total Debt & Cash at 6/30/20

FCX Revolver	$ -
Senior Notes	9.0
Cerro Verde Credit Facility	0.8
Other	0.1
Total Debt	$ 9.9
Consolidated Cash	$ 1.5
Undrawn Credit Facility	3.5
Total Liquidity	$ 5.0


$8
$6
$4
$2
$0
$0.0
$0.3
CV Non-recourse
$1.3
CV Non-recourse
3.55% Sr. Notes
$1.9
3.875% Sr. Notes
$0.9
4.55% Sr. Notes
$ -
$5.5
4.125%, 4.25% 5.00%, 5.25%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes
2020 (1)
2021
2022
2023
2024 (1)
2025
Thereafter

(1) For purposes of this schedule, maturities of uncommitted lines of credit and other short term lines are included in FCX's revolver balance, which matures in 2024.

2Q20 Copper Realization & 3Q20e Guidance

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2Q20 LME Average Copper Price	$2.43/lb
3-Mo. Fwd Price for Copper at the End of June	$2.73/lb
FCX 2Q20 Consolidated Copper Price Realization	$2.55/lb[(1)] (Generally, 50/50 weight of qtrly avg and 3-mo forward price at end of period)
FCX 2Q20 Prior Period Open Lb Adj. (aka Provisional Price Adj.)	Revenue/EBITDA: $55 mm Net income: $19 mm Earnings/share: $0.01
3Q20e Open Pound Guidance	▪ Open lbs priced at $2.73/lb on 6/30/20 ▪ Each $0.05 change in avg copper price in 3Q20 = $6 mm impact to 2020e net income ▪ LME copper settled at $2.96/lb on 7/22/20

(1) Note that when the average quarter-end forward curve price is above the average quarterly spot price, FCX's consolidated quarterly copper realization can be expected to be above the quarterly average (and vice versa if quarter-end forward curve price is below the quarterly average spot price). Quarterly copper realizations by region may vary from the consolidated average. Includes reductions to average realized prices of 3¢/lb of copper in 2Q20 related to forward sales contracts covering 150 mm lbs of copper sales for May and June 2020 at a fixed price of $2.34 per pound. There are no remaining forward sales contracts.

e = estimate. See Cautionary Statement.

Adjusted EBITDA Reconciliation

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($ in mm)	2Q20	12 mos ended 6/30/2020
Net income (loss) attributable to common stock	$53	$(638)
Interest expense, net	115	584
Income tax provision	96	456
Depreciation, depletion and amortization	358	1,412
Metals inventory adjustments	(139)	203
Net gain on sales of assets	-	(381)
Accretion and stock-based compensation	39	168
Other net charges [(1)]	175	439
Loss on early extinguishment of debt	9	62
Other (income) expense, net	(20)	117
Net income attributable to noncontrolling interests	71	20
Equity in affiliated companies' net earnings	(3)	(16)
FCX Adjusted EBITDA [(2)]	**$754**	**$2,426**

(1) Other net charges primarily include COVID-19 related costs ($93 mm for 2Q20 and $107 mm for the 12 months ended 6/30/20) and employee separation costs ($82 mm for both 2Q20 and the 12 months ended 6/30/2020). Other net charges for the 12 months ended 6/30/20 also included PT-FI charges for disputed export duties ($166 mm). For further discussion of net charges, refer to "Adjusted Net Income (Loss)" on page VII in the supplemental schedules of FCX's 2Q20 press release, which is available on FCX's website.

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

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